American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
September 30, 2023

Global Gold - Schedule of Investments
SEPTEMBER 30, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 98.6%
Australia — 17.6%
Capricorn Metals Ltd.(1)	1,258,200	3,289,832
Emerald Resources NL(1)(2)	3,779,500	6,537,425
Evolution Mining Ltd.	6,102,300	12,739,001
Gold Road Resources Ltd.	3,592,100	3,690,188
Newcrest Mining Ltd. (Sydney)	1,617,313	25,483,233
Northern Star Resources Ltd.	3,329,617	22,109,486
Perseus Mining Ltd.	4,568,000	4,769,631
Ramelius Resources Ltd.	3,248,600	2,958,675
Regis Resources Ltd.(1)	2,527,100	2,384,662
West African Resources Ltd.(1)	3,397,200	1,660,558
Westgold Resources Ltd.(1)	3,939,900	4,240,277
		89,862,968
Canada — 46.2%
Agnico Eagle Mines Ltd.	59,034	2,682,554
Agnico Eagle Mines Ltd. (New York)	598,773	27,214,233
Alamos Gold, Inc. (New York), Class A	1,321,500	14,919,735
Aris Mining Corp.(1)	4,300	9,783
B2Gold Corp. (New York)	4,303,600	12,437,404
Barrick Gold Corp.	1,710,120	24,882,246
Calibre Mining Corp.(1)	4,072,800	3,898,134
Centerra Gold, Inc.	725,900	3,548,666
China Gold International Resources Corp. Ltd.	900	3,830
Dundee Precious Metals, Inc.	1,076,700	6,658,774
Eldorado Gold Corp.(1)	617,500	5,501,925
Endeavour Silver Corp.(1)(2)	562,900	1,367,847
Equinox Gold Corp.(1)(2)	1,042,800	4,411,044
Fortuna Silver Mines, Inc.(1)(2)	976,000	2,654,720
Franco-Nevada Corp. (New York)	201,000	26,831,490
IAMGOLD Corp.(1)	1,606,500	3,453,975
K92 Mining, Inc.(1)	775,200	3,293,138
Karora Resources, Inc.(1)	3,600	10,151
Kinross Gold Corp. (New York)	4,099,557	18,693,980
Lundin Gold, Inc.	2,000	22,455
New Gold, Inc.(1)	2,035,400	1,852,418
OceanaGold Corp.	3,942,000	7,720,022
Osisko Gold Royalties Ltd.	322,200	3,785,850
Pan American Silver Corp. (NASDAQ)	938,963	13,596,184
Sandstorm Gold Ltd.(2)	991,600	4,620,856
SSR Mining, Inc.	585,700	7,783,953
Torex Gold Resources, Inc.(1)	282,564	2,939,539
Victoria Gold Corp.(1)	359,100	1,544,004
Wesdome Gold Mines Ltd.(1)	473,600	2,472,169
Wheaton Precious Metals Corp.	657,900	26,677,845
		235,488,924
China — 7.2%
Zhaojin Mining Industry Co. Ltd., H Shares	5,404,500	7,450,458
Zijin Mining Group Co. Ltd., H Shares	19,260,000	29,198,110
		36,648,568

Peru — 1.4%
Cia de Minas Buenaventura SAA, ADR	843,000	7,182,360
South Africa — 10.8%
Anglogold Ashanti PLC	1,400,376	22,125,941
DRDGOLD Ltd., ADR	292,200	2,425,260
Gold Fields Ltd., ADR	2,110,300	22,917,858
Harmony Gold Mining Co. Ltd., ADR	2,060,600	7,747,856
		55,216,915
United Kingdom — 4.9%
Centamin PLC	3,843,500	3,905,467
Endeavour Mining PLC	872,504	17,099,986
Hochschild Mining PLC(1)	3,930,000	4,000,640
		25,006,093
United States — 10.5%
Coeur Mining, Inc.(1)	1,111,200	2,466,864
Hecla Mining Co.	535,200	2,092,632
Newmont Corp.	688,880	25,454,116
Royal Gold, Inc.	218,921	23,277,870
		53,291,482
TOTAL COMMON STOCKS (Cost $415,908,735)		502,697,310
SHORT-TERM INVESTMENTS — 2.1%
Money Market Funds — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	4,002,339	4,002,339
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.50% - 3.00%, 11/15/44 - 2/15/47, valued at $947,333), in a joint trading account at 5.25%, dated 9/29/23, due 10/2/23 (Delivery value $924,656)		924,252
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 1/15/30, valued at $6,127,226), at 5.29%, dated 9/29/23, due 10/2/23 (Delivery value $6,009,648)		6,007,000
		6,931,252
TOTAL SHORT-TERM INVESTMENTS (Cost $10,933,591)		10,933,591
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $426,842,326)		513,630,901
OTHER ASSETS AND LIABILITIES — (0.7)%		(3,713,858)
TOTAL NET ASSETS — 100.0%		$509,917,043

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,017,573. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $5,489,707, which includes securities collateral of $1,487,368.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$89,862,968	—
Canada	$200,685,705	34,803,219	—
China	—	36,648,568	—
United Kingdom	—	25,006,093	—
Other Countries	115,690,757	—	—
Short-Term Investments	4,002,339	6,931,252	—
	$320,378,801	$193,252,100	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.